                     PIMCO Funds Prospectus


                     -----------------------------------------------------------
PIMCO                INTERNATIONAL BOND PORTFOLIO
Variable             Foreign Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm  Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Foreign Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.
Admini-
strative    This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Foreign Bond Portfolio.........................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................  10
         How Portfolio Shares are Priced..................................  11
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  22
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                Non-U.S.
                                                                                Dollar
                                                                                Denominated
                            Main Investments        Duration  Credit Quality(1) Securities(2)
------------------------------------------------------------------------------------------------------
 International Foreign Bond Intermediate maturity   3-7 years B to Aaa;         (greater than or =)85%
 Bond                       hedged non-U.S. fixed             max 10% below Baa
 Portfolio                  income securities
------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to securities of foreign issuers, denominated in any currency.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO Foreign Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment Objective   Portfolio Focus      Credit Quality
Investments   Seeks maximum          Intermediate         B to Aaa; maximum
and           total return,          maturity hedged      10% below Baa
Strategies    consistent with        non-U.S. fixed
              preservation of        income securities    Dividend Frequency
              capital and                                 Declared daily and
              prudent                Average Portfolio    distributed monthly
              investment             Duration
              management             3-7 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 85% of its assets in Fixed Income Instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Such securities normally are denominated in major foreign currencies or baskets of foreign currencies (such as the euro). The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             PIMCO selects the Portfolio's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Portfolio normally varies within a three- to seven-year time frame. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Foreign             .  Mortgage Risk
                 Risk                   Investment Risk     .  Derivatives Risk
              .  Credit Risk         .  Currency Risk       .  Leveraging Risk
              .  Market Risk         .  Issuer Non-         .  Management Risk
              .  Issuer Risk            Diversification
                                        Risk
                                     .  Liquidity Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.


--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

               [BAR CHART OF TOTAL RETURN                   Highest and Lowest Quarter Returns
                 PORTFOLIO APPEARS HERE]                    (for periods shown in the bar chart)
                           '00                              ------------------------------------
                           ----                             Highest (4th Qtr. '00)         3.67%
                           8.36%                            ------------------------------------
                       Annual Report                        Lowest (3rd Qtr. '00)          1.03%

             Calendar Year End (through 12/31)

   Average Annual Total Returns (for periods ended 12/31/00)

                                                                    Since
                                                                    Inception
                                                 1 Year             (2/16/99)(2)
         -----------------------------------------------------------------------
         Administrative Class                      8.36%            3.95%
         -----------------------------------------------------------------------
         J.P. Morgan Non-U.S. Index (Hedged)(1)    9.71%            6.25%
         -----------------------------------------------------------------------

            (1) The J.P. Morgan Non-U.S. Index (Hedged) is an unmanaged index representative of the total return performance in U.S. dollars of major non-U.S. bond markets with an average duration of
                5.76 years as of 12/31/00. It is not possible to invest directly in the index.
            (2) The Administrative Class shares commenced operations on
                2/16/99. Index comparisons began on 2/28/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses(2)
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.51%         0.91%
         -----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.50% administrative fee and 0.01%
                interest expense.
            (2) Ratio of net expenses to average net assets excluding interest expense is 0.90% for the Administrative Class.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
         --------------------------------------------------------------------------------------
         Administrative        $93                $290               $504               $1,120
         --------------------------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio invests in foreign securities and may experience
(Non-       more rapid and extreme changes in value than a portfolio that
U.S.)       invests exclusively in securities of U.S. companies. The
Investment  securities markets of many foreign countries are relatively small,
Risk        with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Issuer      Focusing investments in a small number of issuers, industries or
Non-        foreign currencies increases risk. A portfolio that is "non-
Diversi-    diversified" may invest a greater percentage of its assets in the
fication    securities of a single issuer (such as bonds issued by a
Risk        particular state) than a portfolio that is "diversified." The
            Portfolio invests in a relatively small number of issuers and is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                                                   Prospectus  7

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires
trative     under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.50%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

8  PIMCO Variable Insurance Trust

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager         Since  Recent Professional Experience
         ------------------------------------------------------------------------------------------------------------------
         Michael R. Asay 11/00  Senior Vice President, PIMCO. He joined PIMCO in 1998. Prior to joining PIMCO, he was a Vice
                                President and Director of Market Research for Goldman Sachs and Company from 1986-1997, where he developed fixed income trading strategies and quantitative analytics for Asian and European markets.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is

                                                                   Prospectus  9
            responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

10 PIMCO Variable Insurance Trust

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred
                                                                   Prospectus 11
            could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

            Municipal bonds are generally issued by states and local
Muncipal    governments and their agencies, authorities and other
Bonds       instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal

12 PIMCO Variable Insurance Trust
            bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

                                                                   Prospectus 13

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

            Variable and floating rate securities provide for a periodic
Variable    adjustment in the interest rate paid on the obligations. The
and         Portfolio may invest in floating rate debt instruments
Floating    ("floaters") and engage in credit spread trades. While floaters
Rate        provide a certain degree of protection against rises in interest
Securities  rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some

14 PIMCO Variable Insurance Trust
            proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities.  The Portfolio may invest up to
            10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had,
                                                                   Prospectus 15
            and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified

16 PIMCO Variable Insurance Trust
            time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size
                                                                   Prospectus 17
            of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

18 PIMCO Variable Insurance Trust

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

                                                                   Prospectus 19

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

20 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)
                                                                   Prospectus 21

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Foreign Bond
 Administrative Class
 12/31/2000             $9.42     $0.51        $0.25         $0.76       $(0.40)     $(0.12)       $(0.23)       $(0.03)
 12/31/1999(a)          10.00      0.41        (0.49)        (0.08)       (0.41)       0.00          0.00         (0.09)

-------
(a) Commenced operations on February 16, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

22 PIMCO Variable Insurance Trust

                                                                       Ratio of Net
Tax Basis                Net Asset         Net Assets  Ratio of         Investment
 Return                    Value              End     Expenses to       Income to   Portfolio
   of          Total        End    Total   of Period    Average          Average    Turnover
 Capital   Distributions of Period Return    (000's)  Net Assets        Net Assets    Rate
---------------------------------------------------------------------------------------------
  $0.00       $(0.78)      $9.40     8.36%   $ 924       0.91%(d)          5.38%       306%
   0.00        (0.50)       9.42   (0.78)%   5,215       1.10%*(c)(d)      4.83%*      285%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.25%* for the period ended December 31, 1999.
(d) Ratio of net expenses to average net assets excluding interest expense is 0.90%.
                                                                   Prospectus 23

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's    Investment Grade
Ratings
Services     AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                     PIMCO Funds Prospectus


                     -----------------------------------------------------------
PIMCO                INTERMEDIATE DURATION BOND PORTFOLIO
Variable             High Yield Bond Portfolio
Insurance
Trust




May 1, 2001

Share Class

Adm  Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the High Yield Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.
Admini-
strative    This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           High Yield Bond Portfolio......................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................  10
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  22
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                   Non-U.S.
                                                                                   Dollar
                                                                                   Denominated
                               Main Investments        Duration  Credit Quality(1) Securities(2)
------------------------------------------------------------------------------------------------
 Intermediate  High Yield Bond Higher yielding fixed   2-6 years B to Aaa;         0-15%
 Duration                      income securities                 min 65% below Baa
 Bond
 Portfolio
------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to euro-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO High Yield Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Higher yielding      B to Aaa; minimum
and           Seeks maximum          fixed income         65% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                2-6 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may invest all of its assets in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

             .  Interest Rate       .  Issuer Risk         .  Foreign Investment
                Risk                .  Liquidity Risk         Risk
             .  Credit Risk         .  Derivatives Risk    .  Currency Risk
             .  High Yield Risk     .  Mortgage Risk       .  Leveraging Risk
             .  Market Risk                                .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. No performance information has been provided for Institutional
            Class shares because they were not offered prior to the date of this Prospectus. For the same periods, Institutional Class shares would have had higher annual returns than Administrative Class shares, even though they are invested in the same portfolio of securities, because Institutional Class shares pay lower total annual operating expenses. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

   Calendar Year Total Returns -- Administrative Class

      [BAR CHART OF HIGH YIELD              Highest and Lowest Quarter Returns
       PORTFOLIO APPEARS HERE]              (for periods shown in the bar chart)
                                            ------------------------------------
           '99      '00                     Highest (3rd Qtr.'99)          2.00%
          ------   ------                   ------------------------------------
           3.01%   -0.86%                   Lowest (3rd Qtr.'00)          -2.67%

        Annual Report

      Calendar Year End (through 12/31)

   Average Annual Total Returns (for periods ended 12/31/00)

                                                                      Portfolio
                                                                      Inception
                                           1 Year                     (04/30/98)
--------------------------------------------------------------------------------
Administrative Class                       -0.86%                     1.47%
--------------------------------------------------------------------------------
Lehman Brothers BB U.S.
 High Yield Index(1)                        3.73%                     3.28%
--------------------------------------------------------------------------------

   (1) The Lehman Brothers BB U.S. High Yield Index is an unmanaged index comprised of various fixed income securities rated BB with an average duration of 4.23 years as of 12/31/00. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                    Total Annual
                 Advisory   Service   Other         Portfolio Operating
Share Class      Fees       Fees      Expenses(1)   Expenses
--------------------------------------------------------------------------------
Administrative   0.25%      0.15%     0.35%         0.75%
--------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.35% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class         Year 1          Year 3          Year 5           Year 10
--------------------------------------------------------------------------------
Administrative      $77             $240            $417             $930
--------------------------------------------------------------------------------

                                                                  Prospectus   5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High        The Portfolio invests in high yield securities and unrated
Yield       securities of similar credit quality (commonly known as "junk
Risk        bonds") and may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduces the Portfolio's ability to sell its high yield securities (liquidity risk).

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

6  PIMCO Variable Insurance Trust

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

            The Portfolio may invest in foreign securities and may experience
Foreign     more rapid and extreme changes in value than a portfolio that
(Non-       invests exclusively in securities of U.S. companies. The
U.S.)       securities markets of many foreign countries are relatively small,
Investment  with a limited number of companies representing a small number of
Risk        industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk,
                                                                   Prospectus  7

            PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Admini-     The Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.35%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio Manager  Since  Recent Professional Experience
         -------------------------------------------------------------------------------------------------------------------
         Benjamin L. Trosky 5/01   Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.

8  PIMCO Variable Insurance Trust

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                                                                   Prospectus  9

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

10 PIMCO Variable Insurance Trust

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

                                                                   Prospectus 11

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

12 PIMCO Variable Insurance Trust

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities.
            Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make
                                                                   Prospectus 13
            timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk.

14 PIMCO Variable Insurance Trust

            Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities.  The Portfolio may invest up to
            10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

                                                                   Prospectus 15

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should

16 PIMCO Variable Insurance Trust
            fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will

                                                                   Prospectus 17
            tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees
            (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

18 PIMCO Variable Insurance Trust

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

                                                                   Prospectus 19

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

20 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)
                                                                   Prospectus 21

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
High Yield
 Administrative Class
 12/31/2000            $ 9.18     $0.77        $(0.85)       $(0.08)     $(0.77)      $0.00         $0.00         $0.00
 12/31/1999              9.67      0.77         (0.49)         0.28       (0.77)       0.00          0.00          0.00
 12/31/1998(a)          10.00      0.51         (0.34)         0.17       (0.50)       0.00          0.00          0.00

-------
(a) Commenced operations on April 30, 1998.

22 PIMCO Variable Insurance Trust

                                                                   Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of    Investment
 Return                    Value               End     Expenses to  Income to   Portfolio
   of          Total        End    Total    of Period    Average     Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets   Net Assets    Rate
-----------------------------------------------------------------------------------------
  $0.00       $(0.77)      $8.33   (0.86)%   $169,557     0.75%        8.81%        59%
   0.00        (0.77)       9.18    3.01%     151,020     0.75%        8.25%        13%
   0.00        (0.50)       9.67    1.80%      49,761     0.75%        7.90%*       13%

-------
*   Annualized.
                                                                   Prospectus 23

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's    Investment Grade
Ratings
Services     AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                    PIMCO Funds Prospectus



                    ------------------------------------------------------------
PIMCO               LONG DURATION BOND PORTFOLIO
Variable            Long-Term U.S. Government Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Long-Term U.S. Government Bond
Variable    Portfolio (the "Portfolio"), which is a separate investment
Insurance   portfolio offered by the PIMCO Variable Insurance Trust (the
Trust       "Trust"). The Portfolio provides access to the professional investment management services offered by Pacific Investment
May 1,      Management Company LLC ("PIMCO"). The investments made by the
2001        Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolio.
            Accordingly, the performance of the Portfolio can be expected to
Admini-     vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information...............................................   3
         Portfolio Summary.................................................   4
           Long-Term U.S. Government Bond Portfolio........................   4
         Summary of Principal Risks........................................   6
         Management of the Portfolio.......................................   7
         Investment Options................................................   8
         Purchases and Redemptions.........................................   9
         How Portfolio Shares are Priced...................................  10
         Tax Consequences..................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques.......................................................  11
         Financial Highlights..............................................  18
         Appendix A--Description of Securities Ratings..................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                                Non-U.S.
                                                                                                                Dollar
                                                                                                                Denominated
                                              Main Investments     Duration                   Credit Quality(1) Securities
---------------------------------------------------------------------------------------------------------------------------
 Long          Long-Term U.S. Government Bond Long-term maturity   (greater than or =)8 years A to Aaa          0%
 Duration                                     fixed income
 Bond                                         securities
 Portfolio
---------------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 Prospectus    3

            PIMCO Long-Term U.S. Government Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Long-term            A to Aaa
and           Seeks maximum          maturity
Strategies    total return,          fixed income         Dividend Frequency
              consistent with        securities           Declared daily and
              preservation of                             distributed monthly
              capital and            Average Portfolio
              prudent                Duration
              investment             (greater than or
              management             =) 8 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Portfolio also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Portfolio is normally expected to be more than ten years.

             The Portfolio's investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its assets in securities rated A by Moody's or S&P, and may only invest up to 25% of its assets in securities rated Aa by Moody's or AA by S&P.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging Risk
                 Risk                .  Derivatives Risk    .  Management Risk
              .  Credit Risk         .  Mortgage Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                   [BAR CHART OF LONG-TERM U.S.    Highest and Lowest Quarter Returns
                    GOVERNMENT BOND PORTFOLIO      (for periods shown in the bar chart)
                          APPEARS HERE]            ------------------------------------
                              '00                  Highest (4th Qtr. '00)         8.27%
                             ------                ------------------------------------
                             21.24%                Lowest (2nd Qtr. '00)          1.12%
                          Annual Return

                   Calendar Year End (through 12/31)

              Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (4/30/99)
         ------------------------------------------------------------------
         Administrative Class                 21.24%              9.33%
         ------------------------------------------------------------------
         Lehman Brothers Long-Term Treasury
          Index(1)                            20.28%              8.44%
         ------------------------------------------------------------------

            (1) The Lehman Long-Term Treasury Index is an unmanaged index of
                U.S. Treasury issues with maturities greater than 10 years. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.25%         0.65%
         -----------------------------------------------------------------------

            (1)  "Other Expenses" reflect a 0.25% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class          Year 1        Year 3       Year 5       Year 10
         --------------------------------------------------------------------
         Administrative       $66           $208         $362         $810
         --------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

6  PIMCO Variable Insurance Trust

            The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

            When the Portfolio purchases mortgage-related securities it is
Mortgage    subject to certain additional risks. Rising interest rates tend to
Risk        extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

            PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires
trative     under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.25%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable

                                                                 Prospectus    7

            Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager         Since  Recent Professional Experience
         ---------------------------------------------------------------------------------------------------------------
         James M. Keller 4/00   Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1996, and has managed fixed income accounts for various institutional clients since that time.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

8  PIMCO Variable Insurance Trust

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

                                                                   Prospectus  9

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

10 PIMCO Variable Insurance Trust

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

                                                                   Prospectus 11

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions and   and assignments of portions of such loans. Participations and
Assignments assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

12 PIMCO Variable Insurance Trust

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any

                                                                   Prospectus 13
            increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow

14 PIMCO Variable Insurance Trust
            money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in
                                                                   Prospectus 15
            using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in

16 PIMCO Variable Insurance Trust
            accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.
                                                                   Prospectus 17

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Long-Term U.S.
 Government Administrative Class
 12/31/2000             $9.22     $0.56        $1.34         $1.90       $(0.56)      $0.00         $0.00         $0.00
 12/31/1999(a)          10.00      0.36        (0.78)        (0.42)       (0.36)       0.00          0.00          0.00

-------
(a) Commenced operations on April 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

18  PIMCO Variable Insurance Trust

                                                                    Ratio of Net
Tax Basis                Net Asset         Net Assets  Ratio of      Investment
 Return                    Value              End     Expenses to    Income to   Portfolio
   of          Total        End    Total   of Period    Average       Average    Turnover
 Capital   Distributions of Period Return    (000's)  Net Assets     Net Assets    Rate
------------------------------------------------------------------------------------------
  $0.00       $(0.56)     $10.56    21.24%   $9,625      0.65%          5.70%       533%
   0.00        (0.36)       9.22   (4.28)%    7,173      0.65%*(c)      5.55%*      294%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.71%* for the period ended December 31, 1999.
                                                                   Prospectus 19

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                      PIMCO Funds Prospectus


                      ----------------------------------------------------------
PIMCO                 SHORT DURATION BOND PORTFOLIO
Variable              Low Duration Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative





This cover is not part of the Prospectus         P  I  M  C  O
                                                 -------------
                                                     F U N D S

            Prospectus


PIMCO       This Prospectus describes the Low Duration Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.
Admini-
strative
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Low Duration Bond Portfolio....................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                    Non-U.S.
                                                                                    Dollar
                                                                                    Denominated
                                 Main Investments       Duration  Credit Quality(1) Securities(2)
-------------------------------------------------------------------------------------------------
 Short         Low Duration Bond Short maturity fixed   1-3 years B to Aaa;         0-20%
 Duration                        income securities                max 10% below Baa
 Bond
 Portfolio
-------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A-- Description of Securities Ratings."

Portfolio     The following summary identifies the Portfolio's investment
Descrip-     objective, principal investments and strategies, principal risks,
tions,       performance information and fees and expenses. A more detailed
Performance  "Summary of Principal Risks" describing principal risks of
and Fees     investing in the Portfolio begins after the Portfolio Summary.

              It is possible to lose money on investments in the Portfolio.

              An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO Low Duration Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Short maturity       B to Aaa; maximum
and           Seeks maximum          fixed income         10% below Baa
Strategies    total return,          securities
              consistent with                             Dividend Frequency
              preservation of        Average Portfolio    Declared daily and
              capital and            Duration             distributed monthly
              prudent                1-3 years
              investment
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       . Derivatives Risk     . Currency Risk
                 Risk                . Liquidity Risk       . Leveraging
              .  Credit Risk         . Mortgage Risk          Risk
              .  Market Risk         . Foreign              . Management
              .  Issuer Risk           Investment             Risk
                                       Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                      [BAR CHART OF TOTAL                 Highest and Lowest Quarter Returns
                 RETURN PORTFOLIO APPEARS HERE]           (for periods shown in the bar chart)
                             '00                          ------------------------------------
                             ----                         Highest (4th Qtr. '00)         2.30%
                             7.41%                        ------------------------------------
                         Annual Return                    Lowest (1st Qtr. '00)          0.91%


            Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (2/16/99)(2)
         ---------------------------------------------------------------------
         Administrative Class                 7.41%               5.31%
         ---------------------------------------------------------------------
         Merrill Lynch 1-3 Year Treasury
          Index(1)                            7.99%               6.05%
         ---------------------------------------------------------------------

            (1) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of U.S. Treasury obligations having maturities from one to 2.99 years. It is not possible to invest directly in the index.
            (2) The Administrative Class shares commenced operations on
                2/16/99. Index comparisons began on 2/28/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.25%         0.65%
         ----------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1        Year 3        Year 5        Year 10
         -----------------------------------------------------------------------
         Administrative        $66           $208          $362          $810
         -----------------------------------------------------------------------

                                                                 Prospectus    5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio may invest in foreign securities and may experience
(Non-       more rapid and extreme changes in value than a portfolio that
U.S.)       invests exclusively in securities of U.S. companies. The
Investment  securities markets of many foreign countries are relatively small,
Risk        with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

            Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

                                                                   Prospectus  7

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolio and the Portfolio's business affairs and other
            administrative matters.

            PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Admini-     The Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

            For the fiscal year ended December 31, 2000, the Portfolio paid PIMCO monthly administrative fees at the annual rate of 0.25%.

            PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

            PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since  Recent Professional Experience
            -------------------------------------------------------------------------------------------------
         William H. Gross 2/99*  Managing Director, Chief Investment Officer and a founding partner of PIMCO.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

8  PIMCO Variable Insurance Trust

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

                                                                   Prospectus  9

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available

10 PIMCO Variable Insurance Trust
            may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

                                                                   Prospectus 11

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

12 PIMCO Variable Insurance Trust

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assign-     interest rate risk, liquidity risk, and the risks of being a
ments       lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the

                                                                   Prospectus 13
            portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity

14 PIMCO Variable Insurance Trust
            securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities.  The Portfolio may invest up to 5%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring.
                                                                   Prospectus 15

            Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow

16 PIMCO Variable Insurance Trust
            money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into

                                                                   Prospectus 17
            the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be

18 PIMCO Variable Insurance Trust
            liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Low Duration
 Administrative Class
 12/31/2000             $9.74     $0.59        $0.11         $0.70       $(0.62)      $0.00         $0.00         $0.00
 12/31/1999(a)          10.00      0.50        (0.25)         0.25        (0.51)       0.00          0.00          0.00

-------
(a) Commenced operations on February 16, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                   Ratio of Net
Tax Basis                Net Asset        Net Assets  Ratio of      Investment
 Return                    Value             End     Expenses to    Income to   Portfolio
   of          Total        End    Total  of Period    Average       Average    Turnover
 Capital   Distributions of Period Return   (000's)  Net Assets     Net Assets    Rate
---------------------------------------------------------------------------------------------
  $0.00       $(0.62)      $9.82    7.41%   $ 742       0.65%          6.07%       165%
   0.00        (0.51)       9.74    2.56%   5,149       0.65%*(c)      5.74%*       11%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

            PIMCO Funds Prospectus


            --------------------------------------------------------------------
PIMCO       SHORT DURATION BOND PORTFOLIO
Variable    Money Market Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Money Market Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

Adminis-    This Prospectus explains what you should know about the Portfolio
trative     before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Money Market Portfolio.........................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   6
         Investment Options...............................................   7
         Purchases and Redemptions........................................   8
         How Portfolio Shares are Priced..................................   9
         Tax Consequences.................................................  10
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  10
         Financial Highlights.............................................  16
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                               Non-U.S.
                                                                                                               Dollar
                             Main                                                                              Denominated
                             Investments    Duration                          Credit Quality(1)                Securities(2)
----------------------------------------------------------------------------------------------------------------------------
 Short         Money Market  Money market   (less than or =) 90 days dollar-  Min 95% Aaa or                   0%
 Duration                    instruments    weighted average                  Prime 1; (less than or =) 5% Aa
 Bond                                       maturity                          or Prime 2
 Portfolio
----------------------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including corporate commercial paper;
            . mortgage-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 Prospectus    3

            PIMCO Money Market Portfolio

--------------------------------------------------------------------------------
Principal     Investment Objective   Portfolio Focus      Credit Quality
Investments   Seeks maximum          Money market         Minimum 95% rated
and           current income,        instruments          Aaa or Prime 1;
Strategies    consistent with                             (less than or =)5%
              preservation of        Average Portfolio    Aa or Prime 2
              capital and daily      Maturity
              liquidity              (less than or =)     Dividend Frequency
                                     90 days dollar-      Declared daily and
                                     weighted average     distributed monthly
                                     maturity

            The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

             The Portfolio may invest in the following: obligations of the
            U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.

             The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

--------------------------------------------------------------------------------
Principal   An investment in the Portfolio is not insured or guaranteed by the
Risks       Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Market Risk
                 Risk                .  Issuer Risk
              .  Credit Risk
              .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                         [BAR CHART OF MONEY MARKET         Highest and Lowest Quarter Returns
                           PORTFOLIO APPEARS HERE]          (for periods shown in the bar chart)
                                   '00                      ------------------------------------
                                  -----                     Highest (4th Qtr. '00)         1.60%
                                  6.01%                     ------------------------------------
                              Annual Return                 Lowest (1st Qtr. '00)          1.36%

                      Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (9/30/99)
         ------------------------------------------------------------------
         Administrative Class                 6.01%               5.86%
         ------------------------------------------------------------------
         Salomon Smith Barney 3-Month
          U.S. Treasury Bill Index(1)         5.97%               5.77%
         ------------------------------------------------------------------

            (1) The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.15%      0.15%     0.20%         0.50%
         -----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.20% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1        Year 3        Year 5        Year 10
         -----------------------------------------------------------------------
         Administrative        $51           $160          $280          $628
         -----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and

6  PIMCO Variable Insurance Trust
            individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.15%.

            The Portfolio pays for the administrative services it requires under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Adminis-     For the fiscal year ended December 31, 2000, the Portfolio paid
trative     PIMCO monthly administrative fees at the annual rate of 0.20%.
Fee
             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since  Recent Professional Experience
            ---------------------------------------------------------------------------------------------------------------
         Paul A. McCulley 9/99*  Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999.
                                 Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing
                                 Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-
                                 1999, where he managed macro research world-wide.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative

                                                                   Prospectus  7

            Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have

8  PIMCO Variable Insurance Trust
            to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             The Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

                                                                   Prospectus  9

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  In selecting securities for the Portfolio, PIMCO develops an
Selection   outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets,

10 PIMCO Variable Insurance Trust
            governments, corporates, mortgages and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest its assets in mortgage-backed securities.
Related     Mortgage-related securities include mortgage pass-through
Securities  securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will

                                                                   Prospectus 11
            be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Borrowing   The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the

12 PIMCO Variable Insurance Trust

            Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Illiquid    The Portfolio may invest up to 10% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result

                                                                   Prospectus 13
            in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

14 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)
                                                                   Prospectus 15

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Administrative Class
 12/31/2000             $1.00     $0.06        $0.00         $0.06       $(0.06)      $0.00         $0.00         $0.00
 12/31/1999(a)           1.00      0.01         0.00          0.01        (0.01)       0.00          0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

16 PIMCO Variable Insurance Trust

                                                                         Ratio of Net
Tax Basis                   Net Asset           Net Assets    Ratio of    Investment
 Return                      Value                 End      Expenses to   Income to   Portfolio
   of           Total         End       Total   of Period     Average      Average    Turnover
 Capital    Distributions   of Period   Return   (000's)    Net Assets    Net Assets    Rate
-----------------------------------------------------------------------------------------------
  $0.00       $(0.06)         $1.00     6.01%     $4.334        0.50%        5.88%       N/A
   0.00        (0.01)          1.00     1.30%      3,605        0.50%*(c)    5.14%*      N/A

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.27%* for the period ended December 31, 1999.

                                                                   Prospectus 17

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                  PIMCO Funds Prospectus



                  --------------------------------------------------------------
PIMCO             INTERMEDIATE DURATION BOND PORTFOLIO
Variable          Real Return Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm Administrative


This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Real Return Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

Admini-     This Prospectus explains what you should know about the Portfolio
strative    before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Real Return Bond Portfolio.....................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................  10
         How Portfolio Shares are Priced..................................  11
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  22
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                     Non-U.S.
                                                                                     Dollar
                                                                                     Denominated
                                Main Investments          Duration Credit Quality(1) Securities(2)
--------------------------------------------------------------------------------------------------
 Intermediate  Real Return Bond Inflation-indexed fixed     N/A    B to Aaa;         0-20%
 Duration                       income securities                  max 10% below Baa
 Bond
 Portfolio
--------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO Real Return Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment            Portfolio Focus      Credit Quality
Investments   Objective             Inflation            B to Aaa; maximum
and           Seeks maximum         indexed fixed        10% below Baa
Strategies    real return,          income
              consistent with       securities           Dividend
              preservation of                            Frequency
              real capital and      Average              Declared daily and
              prudent               Portfolio            distributed monthly
              investment            Duration
              management            See description
                                    below

            The Portfolio seeks its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

             Because of the unique features of inflation-indexed bonds, PIMCO uses a modified form of duration for the Portfolio ("real duration") which measures price changes as a result of changes in "real" interest rates. A "real" interest rate is the market interest rate minus expected inflation. There is no limit on the real duration of the Portfolio, but it is expected that the average real duration of this Portfolio will normally vary approximately within the range of the average real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate, which as of March 31, 2001 was 8.97 years. For point of reference, it is expected that the average portfolio duration (as opposed to real duration) of the Portfolio will generally vary within a one- to five-year time frame, although this range is subject to change.

             The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio also may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified Portfolio.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate Risk  .  Derivatives Risk      .  Foreign
              .  Credit Risk         .  Liquidity Risk           Investment Risk
              .  Market Risk         .  Issuer Non-           .  Currency Risk
              .  Issuer Risk            Diversification Risk  .  Leveraging Risk
                                     .  Mortgage Risk         .  Management Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

              Calendar Year Total Returns -- Administrative Class

                    [BAR CHART OF TOTAL                   Highest and Lowest Quarter Returns
               RETURN PORTFOLIO APPEARS HERE]             (for periods shown in the bar chart)
                            '00                           ------------------------------------
                           ------                         Highest (4th Qtr. '00)         4.52%
                           14.11%                         ------------------------------------
                        Annual Return

             Calendar Year End (through 12/31)            Lowest (2nd Qtr. '00)          2.05%

             Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (9/30/99)
         ------------------------------------------------------------------
         Administrative Class                 14.11%              11.09%
         ------------------------------------------------------------------
         Lehman Brothers Inflation Linked
          Treasury Index(1)                   13.18%              10.38%
         ------------------------------------------------------------------

            (1) The Lehman Brothers Inflation Linked Treasury Index is an
                unmanaged index consisting of the U.S. Treasury Inflation Protected Securities market with an average duration of 1.45 years as of 12/31/00. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.25%         0.65%
         -----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1        Year 3        Year 5        Year 10
         -----------------------------------------------------------------------
         Administrative        $66           $208          $362          $810
         -----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio may invest in foreign securities and may experience
(Non-       more rapid and extreme changes in value than a portfolio that
U.S.)       invests exclusively in securities of U.S. companies. The
Investment  securities markets of many foreign countries are relatively small,
Risk        with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Issuer      Focusing investments in a small number of issuers, industries or
Non-        foreign currencies increases risk. A portfolio that is "non-
Diversifi-  diversified" may invest a greater percentage of its assets in the
cation      securities of a single issuer (such as bonds issued by a
Risk        particular state) than a portfolio that is "diversified." The
            Portfolio invests in a relatively small number of issuers and is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or from issuers in the same state.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-
            related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.
                                                                   Prospectus  7

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Admini-     The Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.25%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

8  PIMCO Variable Insurance Trust

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio Manager    Since  Recent Professional Experience
         ------------------------------------------------------------------------------------------------------------------
         John B. Brynjolfsson 9/99*  Executive Vice President, PIMCO. He joined PIMCO as a Portfolio Manager in 1989, and has managed fixed income accounts for various institutional clients and funds since that time.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is

                                                                   Prospectus  9
            responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

10 PIMCO Variable Insurance Trust

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred

                                                                   Prospectus 11
            could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

            Municipal bonds are generally issued by states and local
Muncipal    governments and their agencies, authorities and other
Bonds       instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal

12 PIMCO Variable Insurance Trust
            bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.
                                                                   Prospectus 13

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some

14 PIMCO Variable Insurance Trust
            proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities.  The Portfolio may invest up to
            10% of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had,
                                                                   Prospectus 15
            and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified

16 PIMCO Variable Insurance Trust
            time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size
                                                                   Prospectus 17
            of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

18 PIMCO Variable Insurance Trust

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

                                                                   Prospectus 19

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

20 PIMCO Variable Insurance Trust

                      (THIS PAGE INTENTIONALLY LEFT BLANK)
                                                                   Prospectus 21

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Real Return Bond
 Administrative Class
 12/31/2000             $9.80     $0.64        $0.69         $1.33       $(0.79)      $0.00         $0.00         $0.00
 12/31/1999(a)          10.00      0.20        (0.20)         0.00        (0.20)       0.00          0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

22 PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
--------------------------------------------------------------------------------------------
  $0.00       $(0.79)     $10.34   14.11%     $ 448       0.65%          6.69%        18%
   0.00        (0.20)       9.80   (0.03)%    3,000       0.65%*(c)      7.72%*       23%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.92%* for the period ended December 31, 1999.
                                                                   Prospectus 23

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings
& Poor's    Investment Grade
Ratings
Services     AAA: Debt rated AAA has the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-1

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                     PIMCO Funds Prospectus


                     -----------------------------------------------------------
PIMCO                SHORT DURATION BOND PORTFOLIO
Variable             Short-Term Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Short-Term Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be
Admini-     expected to vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Short-Term Bond Portfolio......................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   7
         Investment Options...............................................   8
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  10
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  11
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                     Non-U.S.
                                                                                     Dollar
                                                                                     Denominated
                               Main Investments           Duration Credit Quality(1) Securities(2)
--------------------------------------------------------------------------------------------------
 Short         Short-Term Bond Money market instruments   0-1 year B to Aaa; max 10% 0-5%
 Duration                      and short maturity fixed            below Baa
 Bond                          income securities
 Portfolio
--------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 Prospectus    3

            PIMCO Short-Term Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Money market         B to Aaa; maximum
and           Seeks maximum          instruments and      10% below Baa
Strategies    current income,        short maturity
              consistent with        fixed income         Dividend Frequency
              preservation of        securities           Declared daily and
              capital and daily                           distributed monthly
              liquidity              Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO's forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging
                 Risk                .  Derivatives            Risk
              .  Credit Risk            Risk                .  Management
              .  Market Risk         .  Mortgage Risk          Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

      [BAR CHART OF SHORT-TERM              Highest and Lowest Quarter Returns
    BOND PORTFOLIO APPEARS HERE]            (for periods shown in the bar chart)
                                            ------------------------------------
                                            Highest (3rd Qtr. '00)        1.98%
                                            --------------------
                                            Lowest (1st Qtr. '00)         1.33%

                              '00
                              ----
                              6.42%
                           Annual Return

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)


                                                                  Since
                                                                  Inception
                                              1 Year              (9/30/99)
         ------------------------------------------------------------------
         Administrative Class                 6.42%               6.20%
         ------------------------------------------------------------------
         Salomon Smith Barney 3-Month
          U.S. Treasury Bill Index(1)         5.97%               5.77%
         ------------------------------------------------------------------

            (1) The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.20%         0.60%
         -----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.20% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1       Year 3       Year 5       Year 10
         --------------------------------------------------------------
         Administrative  $61          $192         $335         $750
         --------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

6  PIMCO Variable Insurance Trust

            The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment PIMCO serves as investment adviser and the administrator (serving Adviser and in its capacity as administrator, the "Administrator") for the
Adminis-    Portfolio. Subject to the supervision of the Board of Trustees,
trator      PIMCO is responsible for managing the investment activities of the
            Portfolio and the Portfolio's business affairs and other administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires trative Fee under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.20%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable

                                                                 Prospectus    7

            Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since  Recent Professional Experience
         ------------------------------------------------------------------------------------------------------------------
         Paul A. McCulley 9/99*  Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999.
                                 Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing
                                 Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-
                                 1999, where he managed macro research world-wide.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

8  PIMCO Variable Insurance Trust

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

                                                                   Prospectus  9

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay

10 PIMCO Variable Insurance Trust
            federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The total return sought by the Portfolio consists of both income
Selection   earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                                                                   Prospectus 11

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions and   and assignments of portions of such loans. Participations and
Assignments assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

12 PIMCO Variable Insurance Trust

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are

                                                                   Prospectus 13
            commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible and Equity securities are generally preferred stocks and other securities, Securities including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-U.S.) involves special risks and considerations not typically associated Securities with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

14 PIMCO Variable Insurance Trust

              . Emerging Market Securities. The Portfolio may invest up to 5%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-U.S.) trade in, or receive revenues in, foreign currencies will be Currencies subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all

                                                                   Prospectus 15
            circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

            The Portfolio may enter into repurchase agreements, in which the Repurchase Portfolio purchases a security from a bank or broker-dealer and Agreements agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

16 PIMCO Variable Insurance Trust

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such

                                                                   Prospectus 17
            commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.


18 PIMCO Variable Insurance Trust

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Short-Term
 Administrative Class
 12/31/2000            $10.00     $0.53        $0.09         $0.62       $(0.61)      $0.00         $0.00         $0.00
 12/31/1999(a)          10.00      0.13         0.00          0.13        (0.13)       0.00          0.00          0.00

-------
(a) Commenced operations on September 30, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                   Ratio of Net
Tax Basis                Net Asset        Net Assets  Ratio of      Investment
 Return                    Value             End     Expenses to    Income to   Portfolio
   of          Total        End    Total  of Period    Average       Average    Turnover
 Capital   Distributions of Period Return   (000's)  Net Assets     Net Assets    Rate
-----------------------------------------------------------------------------------------
  $0.00       $(0.61)     $10.01    6.42%   $   37      0.60%          5.27%       281%
   0.00        (0.13)      10.00    1.32%    3,040      0.60%*(c)      5.17%*      N/A

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.42%* for the period ended December 31, 1999.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1 PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3 PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incorporated by                          and other
reference into                           information
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                           PIMCO Funds Prospectus


PIMCO                      -----------------------------------------------------
Variable                   STOCK PORTFOLIO
Insurance                  StocksPLUS Growth and Income Portfolio
Trust

May 1, 2001

Share Class

Adm   Administrative



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the StocksPLUS Growth and Income
Variable    Portfolio (the "Portfolio"), which is a separate investment
Insurance   portfolio offered by the PIMCO Variable Insurance Trust (the
Trust       "Trust"). The Portfolio provides access to the professional investment management services offered by Pacific Investment
May 1,      Management Company LLC ("PIMCO"). The investments made by the
2001        Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolio.
Admini-     Accordingly, the performance of the Portfolio can be expected to
strative    vary from that of the other mutual funds.

            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           StocksPLUS Growth and Income Portfolio.........................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                 Non-U.S.
                                                                                                 Dollar
                                                                                                 Denominated
                                            Main Investments          Duration Credit Quality(1) Securities(2)
--------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year B to Aaa;         0-20%
 Portfolio                                  derivatives backed by a            max 10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
--------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       "Fixed Income Instruments," as used in this Prospectus includes:
Income
Instruments . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and           Seeks total            index derivatives    10% below Baa
Strategies    return which           backed by a
              exceeds that of        portfolio of         Dividend
              the S&P 500            short-term fixed     Frequency
                                     income securities    Declared and
                                                          distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk            Risk                 . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                       Investment
                                       Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

            [BAR CHART OF STOCKSPLUS GROWTH AND INCOME      Highest and Lowest Quarter Returns
             PORTFOLIO APPEARS HERE]                        (for periods shown in the bar chart)
                   '98       '99      '00                   ------------------------------------
                  -----     -----    -----                  Highest (4th Qtr. '98)        21.95%
                  30.11%    19.85%   -9.50%                 ------------------------------------
                         Annual Return                      Lowest (3rd Qtr. '98)         -8.82%

                Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                                      Since
                                                                      Inception
                                         1 Year                       (12/31/97)
         -----------------------------------------------------------------------
         Administrative Class            -9.50%                       12.17%
         -----------------------------------------------------------------------
         S&P 500 Index(1)                -9.11%                       12.25%
         -----------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual                     Net Portfolio
                         Advisory Service Other       Portfolio Operating Expense      Operating
         Share Class     Fees     Fees    Expenses(1) Expenses            Reduction(2) Expenses
         -------------------------------------------------------------------------------------------
         Administrative  0.40%    0.15%   0.11%       0.66%               (0.01%)      0.65%
         -------------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.10% administrative fee and 0.01%
                representing the class pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class            Year 1        Year 3       Year 5       Year 10
         ----------------------------------------------------------------------
         Administrative         $66           $210         $367         $822
         ----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

            The Portfolio may invest in foreign securities and may experience
Foreign     more rapid and extreme changes in value than a portfolio that
(Non-       invests exclusively in securities of U.S. companies. The
U.S.)       securities markets of many foreign countries are relatively small,
Investment  with a limited number of companies representing a small number of
Risk        industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

                                                                   Prospectus  7

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.40%.

Adminis-    The Portfolio pays for the administrative services it requires
trative     under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.10%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since   Recent Professional Experience
         -----------------------------------------------------------------------------------------------------
         William H. Gross 12/97*  Managing Director, Chief Investment Officer and a founding partner of PIMCO.

            -------
            * Since Inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

8  PIMCO Variable Insurance Trust

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

                                                                   Prospectus  9

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or

10 PIMCO Variable Insurance Trust
            indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

                                                                   Prospectus 11

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

12 PIMCO Variable Insurance Trust

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions and   and assignments of portions of such loans. Participations and
Assignments assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                   Prospectus 13

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical

14 PIMCO Variable Insurance Trust
            restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Portfolio may invest up to 10%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                                                                   Prospectus 15

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any

16 PIMCO Variable Insurance Trust
            purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in

                                                                   Prospectus 17
            using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio.

18 PIMCO Variable Insurance Trust

            The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
StocksPLUS Growth and Income
 Administrative Class
 12/31/2000            $13.56     $0.76        $(1.98)       $(1.22)     $(0.75)     $ 0.00         $0.00        $(0.54)
 12/31/1999             12.58      0.76          1.65          2.41       (0.61)      (0.82)         0.00          0.00
 12/31/1998(a)          10.00      0.30          2.68          2.98       (0.29)      (0.11)         0.00          0.00

-------
(a) Commenced operations on December 31, 1997.
(b) Per share amounts based on average number of shares outstanding during the period.

20  PIMCO Variable Insurance Trust

                                                                         Ratio of Net
Tax Basis                  Net Asset            Net Assets   Ratio of     Investment
 Return                      Value                 End      Expenses to   Income to   Portfolio
   of          Total          End      Total    of Period     Average      Average    Turnover
 Capital   Distributions   of Period   Return     (000's)   Net Assets    Net Assets    Rate
-----------------------------------------------------------------------------------------------
  $0.00       $(1.29)       $11.05     (9.50)%   $272,751      0.65%(c)      5.86%       350%
   0.00        (1.43)        13.56     19.85 %    230,412      0.65%         5.69%        34%
   0.00        (0.40)        12.58     30.11 %     58,264      0.65%         5.30%        61%

-------
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                        PIMCO Funds Prospectus


                        --------------------------------------------------------
PIMCO                   INTERMEDIATE DURATION BOND PORTFOLIO
Variable                Total Return Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative




This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be
Admini-     expected to vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Total Return Bond Portfolio....................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  12
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                       Non-U.S.
                                                                                       Dollar
                                                                                       Denominated
                                 Main Investments          Duration  Credit Quality(1) Securities(2)
----------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond Intermediate maturity     3-6 years B to Aaa;         0-20%
 Duration                        fixed income securities             max 10% below Baa
 Bond
 Portfolio
----------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO Total Return Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                                            Highest and Lowest Quarter Returns
             [BAR CHART OF TOTAL RETURN     (for periods shown in the bar chart)
               PORTFOLIO APPEARS HERE]      ------------------------------------
                '98      '99      '00       Highest (3rd Qtr. '98)         5.43%
                ----     ----    -----      ------------------------------------
                8.61%   -0.58%   10.15%     Lowest (2nd Qtr. '99)        (0.94%)
                     Annual Return

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                                 1 Year           (12/31/97)
            ----------------------------------------------------------------
            Administrative Class                 10.15%           5.95%
            ----------------------------------------------------------------
            Lehman Aggregate Bond Index(1)       11.63%           6.36%
            ----------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Total Annual
                                                      Portfolio                 Net Portfolio
                         Advisory Service Other       Operating    Expense      Operating
         Share Class     Fees     Fees    Expenses(1) Expenses     Reduction(2) Expenses
         ------------------------------------------------------------------------------------
         Administrative  0.25%    0.15%   0.26%       0.66%        (0.01%)      0.65%
         ------------------------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee and 0.01%
                representing the Portfolio's pro rata Trustees' fees.
            (2) PIMCO has contractually agreed to reduce total annual
                portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

            Share Class         Year 1        Year 3        Year 5       Year 10
            --------------------------------------------------------------------
            Administrative      $66           $210          $367         $822
            --------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks

6  PIMCO Variable Insurance Trust
            associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio may invest in foreign securities and may experience
(Non-       more rapid and extreme changes in value than a portfolio that
U.S.)       invests exclusively in securities of U.S. companies. The
Investment  securities markets of many foreign countries are relatively small,
Risk        with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                                                                   Prospectus  7

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Admini-     PIMCO is responsible for managing the investment activities of the
strator     Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Admini-     The Portfolio pays for the administrative services it requires
strative    under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.25%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

            Portfolio
            Manager          Since   Recent Professional Experience
            --------------------------------------------------------------------
            William H. Gross 12/97*  Managing Director, Chief Investment Officer
                                     and a founding partner of PIMCO.
            -------
            * Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

8  PIMCO Variable Insurance Trust

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.
                                                                   Prospectus  9

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available

10  PIMCO Variable Insurance Trust
            may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

                                                                   Prospectus 11

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

12  PIMCO Variable Insurance Trust

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Partici-    investments generally will be in the form of loan participations
pations     and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

                                                                   Prospectus 13

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical

14  PIMCO Variable Insurance Trust
            restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Portfolio may invest up to 10%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

                                                                  Prospectus  15

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any

16  PIMCO Variable Insurance Trust
            purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio
                                                                   Prospectus 17
            manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position)

18  PIMCO Variable Insurance Trust
            at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return
 Administrative Class
 12/31/2000             $9.45     $0.62        $0.30         $0.92       $(0.59)     $(0.01)       $ 0.00         $0.00
 12/31/1999             10.09      0.58        (0.64)        (0.06)       (0.58)       0.00          0.00          0.00
 12/31/1998(a)          10.00      0.56         0.28          0.84        (0.56)       0.00         (0.19)         0.00

-------
(a) Commenced operations on December 31, 1997.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                Net Asset          Net Assets  Ratio of      Investment
 Return                    Value               End     Expenses to    Income to   Portfolio
   of          Total        End    Total    of Period    Average       Average    Turnover
 Capital   Distributions of Period Return     (000's)  Net Assets     Net Assets    Rate
--------------------------------------------------------------------------------------------
  $0.00       $(0.60)     $ 9.77   10.15%    $55,533      0.65% (c)      6.46%       415%
   0.00        (0.58)       9.45   (0.58)%     3,877      0.65% (d)      5.96%       102%
   0.00        (0.75)      10.09    8.61%      3,259      0.65%          5.55%       139%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66% for the period ended December 31, 2000.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69% for the period ended December 31, 1999.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                     PIMCO Funds Prospectus



                     -----------------------------------------------------------
PIMCO                INTERMEDIATE DURATION BOND PORTFOLIO
Variable             Total Return Bond Portfolio II
Insurance
Trust

May 1, 2001

Share Class

Adm   Administrative




This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond Portfolio II (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be
Admini-     expected to vary from that of the other mutual funds.
strative
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Total Return Bond Portfolio II.................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   7
         Investment Options...............................................   8
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  11
         Financial Highlights.............................................  18
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                           Non-U.S.
                                                                                           Dollar
                                                                                           Denominated
                                    Main Investments           Duration  Credit Quality(1) Securities
------------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond II Intermediate maturity      3-6 years Baa to Aaa        0%
 Duration                           fixed income securities
 Bond                               with quality and non-
 Portfolio                          U.S. issuer restrictions
------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 Prospectus    3

            PIMCO Total Return Bond Portfolio II

--------------------------------------------------------------------------------
Principal     Investment Objective  Portfolio Focus      Credit Quality
Investments   Seeks maximum         Intermediate         Baa to Aaa
and           total return,         maturity fixed
Strategies    consistent with       income               Dividend Frequency
              preservation of       securities           Declared daily and
              capital and                                distributed monthly
              prudent               Average Portfolio
              investment            Duration
              management            3-6 years

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody's or BBB by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate      .  Issuer Risk        .  Leveraging Risk
                 Risk               .  Derivatives Risk   .  Liquidity Risk
              .  Credit Risk        .  Mortgage Risk      .  Management Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                [BAR CHART OF TOTAL RETURN BOND         Highest and Lowest Quarter Returns
                  PORTFOLIO II APPEARS HERE]            (for periods shown in the bar chart)
                               '00                      ------------------------------------
                              ------                    Highest (4th Qtr. '00)         3.71%
                              11.30%                    ------------------------------------
                           Annual Return                Lowest (2nd Qtr. '00)          1.84%

                 Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (5/28/99)
         ------------------------------------------------------------------
         Administrative Class                 11.30%              7.90%
         ------------------------------------------------------------------
         Lehman Brothers Aggregate Bond
          Index(1)                            11.63%              7.33%
         ------------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Administrative Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                             Total Annual
                          Advisory   Service   Other         Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)   Expenses
         -----------------------------------------------------------------------
         Administrative   0.25%      0.15%     0.25%         0.65%
         -----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1        Year 3        Year 5       Year 10
         ----------------------------------------------------------------------
         Administrative        $66           $208          $362         $810
         ----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

            PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires
trative     under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

                                                                 Prospectus    7

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.25%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since  Recent Professional Experience
            -------------------------------------------------------------------------------------------------
         William H. Gross 5/99*  Managing Director, Chief Investment Officer and a founding partner of PIMCO.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Administrative Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Service Fees--Administrative Class Shares. The Trust has
            adopted an Administrative Services Plan (the "Plan") for the Administrative Class shares of the Portfolio. The Plan allows the Portfolio to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The services that will be provided under the Plan include, among other things, teleservicing support in connection with the Portfolio; delivery of current Trust prospectuses and other shareholder communications; recordkeeping services; provision of support services, including providing information about the Trust and the Portfolio and answering questions concerning the Trust and the Portfolio, including questions respecting investors' interests in the Portfolio; provision and administration of insurance features for the benefit of investors in connection with the Portfolio; receiving, aggregating and forwarding purchase and redemption orders; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; general account administration activities; and providing such similar services as the Trust may reasonably request to the extent the service provider is permitted to do so under applicable statutes, rules or regulation. The Plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Portfolio as their funding medium and for related expenses.
8  PIMCO Variable Insurance Trust

             The Plan permits the Portfolio to make total reimbursements at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of a Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the
            Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.
                                                                   Prospectus  9

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

10 PIMCO Variable Insurance Trust

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

                                                                   Prospectus 11

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

12  PIMCO Variable Insurance Trust

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any

                                                                  Prospectus  13
            increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow

14  PIMCO Variable Insurance Trust
            money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in
                                                                   Prospectus 15
            using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in

16  PIMCO Variable Insurance Trust
            accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.
                                                                   Prospectus 17

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                      Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                 Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period                Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                 of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Total Return II
 Administrative Class
 12/31/2000             $9.82     $0.63        $0.44         $1.07       $(0.65)      $0.00         $0.00         $0.00
 12/31/1999(a)          10.00      0.32        (0.18)         0.14        (0.32)       0.00          0.00          0.00

-------
(a) Commenced operations on May 28, 1999.
(b) Per share amounts based on average number of shares outstanding during the period.

18  PIMCO Variable Insurance Trust

                                                                    Ratio of Net
Tax Basis                Net Asset         Net Assets  Ratio of      Investment
 Return                    Value              End     Expenses to    Income to   Portfolio
   of          Total        End    Total   of Period    Average       Average    Turnover
 Capital   Distributions of Period Return    (000's)  Net Assets     Net Assets    Rate
-------------------------------------------------------------------------------------------
  $0.00       $(0.65)     $10.24   11.30%    $2,203      0.65%          6.34%       937%
   0.00        (0.32)       9.82    1.41%     5,128      0.65%*(c)      5.38%*      378%

-------
*   Annualized.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.78%* for the period ended December 31, 1999.
                                                                   Prospectus 19

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3  PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                     PIMCO Funds Prospectus


                     -----------------------------------------------------------
PIMCO                SHORT DURATION BOND PORTFOLIO
Variable             Short-Term Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Ins   Institutional



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Short-Term Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds.

Institu-    This Prospectus explains what you should know about the Portfolio
tional      before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

            Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Short-Term Bond Portfolio......................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   7
         Investment Options...............................................   8
         Purchases and Redemptions........................................   8
         How Portfolio Shares are Priced..................................   9
         Tax Consequences.................................................  10
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  11
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                     Non-U.S.
                                                                                     Dollar
                                                                                     Denominated
                               Main Investments           Duration Credit Quality(1) Securities(2)
--------------------------------------------------------------------------------------------------
 Short         Short-Term Bond Money market instruments   0-1 year B to Aaa; max 10% 0-5%
 Duration                      and short maturity fixed            below Baa
 Bond                          income securities
 Portfolio
--------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                 Prospectus    3

            PIMCO Short-Term Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Money market         B to Aaa; maximum
and           Seeks maximum          instruments and      10% below Baa
Strategies    current income,        short maturity
              consistent with        fixed income         Dividend Frequency
              preservation of        securities           Declared daily and
              capital and daily                           distributed monthly
              liquidity              Average Portfolio
                                     Duration
                                     0-1 year

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio will vary based on PIMCO's forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Portfolio is normally not expected to exceed three years.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Issuer Risk         .  Leveraging Risk
                 Risk                .  Derivatives Risk    .  Management Risk
              .  Credit Risk         .  Mortgage Risk
              .  Market Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and the table do not reflect Variable
            Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

                       [BAR CHART OF SHORT-TERM             Highest and Lowest Quarter Returns
                     BOND PORTFOLIO APPEARS HERE]           (for periods shown in the bar chart)
                               '00                          ------------------------------------
                               ----                         Highest (3rd Qtr. '00)         1.98%
                               6.42%                        ------------------------------------
                            Annual Return                   Lowest (1st Qtr. '00)          1.33%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                                  Since
                                                                  Inception
                                              1 Year              (4/28/00)(2)
         ---------------------------------------------------------------------
         Institutional Class                  --                  4.64%
         ---------------------------------------------------------------------
         Salomon Smith Barney 3-Month
          U.S. Treasury Bill Index(1)         5.97%               4.07%
         ---------------------------------------------------------------------

            (1) The Salomon 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in the index.
            (2) The Institutional Class shares commenced on 4/28/00. Index comparisons began on 4/30/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                            Total Annual
                         Advisory   Service   Other         Portfolio Operating
         Share Class     Fees       Fees      Expenses(1)   Expenses
         ----------------------------------------------------------------------
         Institutional   0.25%      None      0.20%         0.45%
         ----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.20% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class          Year 1        Year 3         Year 5        Year 10
         -----------------------------------------------------------------------
         Institutional        $46           $144           $252          $567
         -----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

6  PIMCO Variable Insurance Trust

            The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires
rative      under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.20%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable

                                                                 Prospectus    7

            Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since  Recent Professional Experience
            ---------------------------------------------------------------------------------------------------------------
         Paul A. McCulley 9/99*  Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999.
                                 Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing
                                 Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-
                                 1999, where he managed macro research world-wide.

            -------
            *  Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Investment Options--
            Institutional Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.


              . Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

8  PIMCO Variable Insurance Trust

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available
                                                                   Prospectus  9
            may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

10 PIMCO Variable Insurance Trust

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The total return sought by the Portfolio consists of both income
Selection   earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
                                                                   Prospectus 11

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

12 PIMCO Variable Insurance Trust

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments,

                                                                   Prospectus 13
            pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-       involves special risks and considerations not typically associated
U.S.)       with investing in U.S. companies. Shareholders should consider
Securities  carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Portfolio may invest up to 5%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets

14 PIMCO Variable Insurance Trust
            may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-       trade in, or receive revenues in, foreign currencies will be
U.S.)       subject to currency risk. Foreign currency exchange rates may
Currencies  fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.


Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.
                                                                   Prospectus 15

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures

16 PIMCO Variable Insurance Trust
            established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

                                                                   Prospectus 17

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

18 PIMCO Variable Insurance Trust

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.
                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                     Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period               Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Short-Term
 Institutional Class
 12/31/2000(a)        $10.00     $0.45        $0.01         $0.46       $(0.45)      $0.00         $0.00         $0.00

-------
(a) Commenced operations on April 28, 2000.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                      Ratio of Net
Tax Basis                  Net Asset          Net Assets   Ratio of    Investment
 Return                      Value               End     Expenses to   Income to   Portfolio
   of           Total         End     Total   of Period    Average      Average     Turnover
 Capital    Distributions  of Period  Return   (000's)   Net Assets    Net Assets     Rate
--------------------------------------------------------------------------------------------
  $0.00        $(0.45)      $10.01    4.64%     $3,388      0.45%*       6.56%*       281%

-------
*   Annualized.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                     PIMCO Funds Prospectus


PIMCO                -----------------------------------------------------------
Variable             STOCK PORTFOLIO
Insurance            StocksPLUS Growth and Income Portfolio
Trust

May 1, 2001

Share Class

Ins   Institutional



This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the StocksPLUS Growth and Income
Variable    Portfolio (the "Portfolio"), which is a separate investment
Insurance   portfolio offered by the PIMCO Variable Insurance Trust (the
Trust       "Trust"). The Portfolio provides access to the professional investment management services offered by Pacific Investment
May 1,      Management Company LLC ("PIMCO"). The investments made by the
2001        Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as
Share       investment adviser, including mutual funds with investment
Class       objectives and strategies similar to those of the Portfolio.
Institu-    Accordingly, the performance of the Portfolio can be expected to
tional      vary from that of the other mutual funds.

            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           StocksPLUS Growth and Income Portfolio.........................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  11
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                                 Non-U.S.
                                                                                                 Dollar
                                                                                                 Denominated
                                            Main Investments          Duration Credit Quality(1) Securities(2)
--------------------------------------------------------------------------------------------------------------
 Stock         StocksPLUS Growth and Income S&P 500 stock index       0-1 year B to Aaa;         0-20%
 Portfolio                                  derivatives backed by a            max 10% below Baa
                                            portfolio of short-term
                                            fixed-income securities
--------------------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       "Fixed Income Instruments," as used in this Prospectus includes:
Income
Instruments . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO StocksPLUS Growth and Income Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              S&P 500 stock        B to Aaa; maximum
and           Seeks total            index derivatives    10% below Baa
Strategies    return which           backed by a
              exceeds that of        portfolio of         Dividend
              the S&P 500            short-term fixed     Frequency
                                     income securities    Declared and
                                                          distributed
                                     Average Portfolio    quarterly
                                     Duration
                                     0-1 year

            The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. The Portfolio uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

             The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

             Though the Portfolio does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Portfolio may invest all of its assets in a "basket" of S&P 500 stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return on the S&P 500 itself. PIMCO may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Portfolio are not limited to those with any particular weighting in the S&P 500. The Portfolio may also invest in exchange traded funds based on the S&P 500, such as Standard & Poor's Depositary Receipt.

             Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

--------------------------------------------------------------------------------
Principal   Under certain conditions, generally in a market where the value of
Risks       both S&P 500 derivatives and fixed income securities are
            declining, the Portfolio may experience greater losses than would be the case if it invested directly in a portfolio of S&P 500 stocks. Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk          . Interest Rate        . Mortgage Risk
              . Issuer Risk            Risk                 . Leveraging Risk
              . Derivatives Risk     . Liquidity Risk       . Management Risk
              . Credit Risk          . Foreign
                                       Investment
                                       Risk
                                     . Currency Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

        [BAR CHART OF STOCKSPLUS GROWTH     Highest and Lowest Quarter Returns
         AND INCOME PORTFOLIO APPEARS HERE] (for periods shown in the bar chart)
               '98       '99      '00       ------------------------------------
              -----     -----    -----      Highest (4th Qtr. '98)       21.95%
              30.11%    19.85%   -9.50%     ------------------------------------
                      Annual Return         Lowest (3rd Qtr. '98)        -8.82%

              Calendar Year End (through 12/31)

        Average Annual Total Returns (for periods ended 12/31/00)

                                                               Since
                                                               Inception
                                         1 Year                (4/28/00)(2)
         ------------------------------------------------------------------
         Institutional Class             --                       -7.91%
         ------------------------------------------------------------------
         S&P 500 Index(1)                -9.11%                   -8.39%
         ------------------------------------------------------------------

            (1) The Standard & Poor's 500 Composite Stock Price Index is an
                unmanaged index of common stocks. It is not possible to invest directly in the index.

            (2) The Institutional Class shares commenced operations on
                4/28/00. Index comparisons began on 4/30/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                            Total Annual
                         Advisory   Service   Other         Portfolio Operating
         Share Class     Fees       Fees      Expenses(1)   Expenses
         ----------------------------------------------------------------------
         Institutional   0.40%      None      0.10%         0.50%
         ----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.10% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class         Year 1         Year 3        Year 5        Year 10
         -----------------------------------------------------------------------
         Institutional       $51            $160          $280          $628
         -----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk.

6  PIMCO Variable Insurance Trust

            The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio may invest in foreign securities and may experience
(Non-U.S.) more rapid and extreme changes in value than a portfolio that Investment invests exclusively in securities of U.S. companies. The
Risk        securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

                                                                   Prospectus  7

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

            Management of the Portfolio

Investment PIMCO serves as investment adviser and the administrator (serving Adviser and in its capacity as administrator, the "Administrator") for the
Adminis-    Portfolio. Subject to the supervision of the Board of Trustees,
trator      PIMCO is responsible for managing the investment activities of the
            Portfolio and the Portfolio's business affairs and other administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.40%.

Administra- The Portfolio pays for the administrative services it requires tive Fee under a fee structure which is essentially fixed. Shareholders of the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.10%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since   Recent Professional Experience
         -----------------------------------------------------------------------------------------------------
         William H. Gross 12/97*  Managing Director, Chief Investment Officer and a founding partner of PIMCO.

            -------
            * Since Inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

8  PIMCO Variable Insurance Trust

            Investment Options--
            Institutional Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The sale of shares will be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the

                                                                   Prospectus  9
            value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon

10 PIMCO Variable Insurance Trust
            recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

                                                                   Prospectus 11

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions and   and assignments of portions of such loans. Participations and
Assignments assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the

12 PIMCO Variable Insurance Trust

            Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities rated lower than Baa by Moody's Investors Service, Inc. Securities ("Moody's") or lower than BBB by Standard & Poor's Ratings
            Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal

                                                                   Prospectus 13
            interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

            The Portfolio may invest in "event-linked bonds," which are fixed
Event-      income securities for which the return of principal and payment of
Linked      interest is contingent on the non-occurrence of a specific
Bonds       "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible and Equity securities are generally preferred stocks and other securities, Securities including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-U.S.) involves special risks and considerations not typically associated Securities with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.
            Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

14 PIMCO Variable Insurance Trust

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Portfolio may invest up to 10%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-U.S.) trade in, or receive revenues in, foreign currencies will be Currencies subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the

                                                                   Prospectus 15
            value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.
            Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

16 PIMCO Variable Insurance Trust

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such

                                                                   Prospectus 17
            commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short Sales The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

18 PIMCO Variable Insurance Trust

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in The investment objective of the Portfolio is fundamental and may Investment not be changed without shareholder approval. Unless otherwise Objectives stated, all other investment policies of the Portfolio may be
and         changed by the Board of Trustees without shareholder approval.
Policies


Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                     Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period               Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------------
StocksPLUS Growth
 and Income
 Institutional Class
 12/31/2000(a)        $13.21     $0.49        $(1.48)       $(0.99)     $(0.63)      $0.00         $0.00         $0.00

-------
(a) Commenced operations on April 28, 2000.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                       Ratio of Net
Tax Basis                 Net Asset           Net Assets   Ratio of     Investment
 Return                     Value                End      Expenses to   Income to   Portfolio
   of          Total         End     Total    of Period     Average      Average    Turnover
 Capital   Distributions  of Period  Return     (000's)   Net Assets    Net Assets    Rate
----------------------------------------------------------------------------------------------
  $0.00       $(1.17)      $11.05    (7.91)%     $63         0.50%*        5.79%*      350%

-------

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1   PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-Term  issuers to repay punctually senior debt obligations which have an
Debt        original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                 Prospectus  A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust
            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                      PIMCO Funds Prospectus


                      ----------------------------------------------------------
PIMCO                 INTERMEDIATE DURATION BOND PORTFOLIO
Variable              Total Return Bond Portfolio
Insurance
Trust

May 1, 2001

Share Class

Ins   Institutional




This cover is not part of the Prospectus                           P  I  M  C  O
                                                                   -------------
                                                                       F U N D S

            Prospectus


PIMCO       This Prospectus describes the Total Return Bond Portfolio (the
Variable    "Portfolio"), which is a separate investment portfolio offered by
Insurance   the PIMCO Variable Insurance Trust (the "Trust"). The Portfolio
Trust       provides access to the professional investment management services offered by Pacific Investment Management Company LLC ("PIMCO").
May 1,      The investments made by the Portfolio at any given time are not
2001        expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds
Share       with investment objectives and strategies similar to those of the
Class       Portfolio. Accordingly, the performance of the Portfolio can be
Insti-      expected to vary from that of the other mutual funds.
tutional
            This Prospectus explains what you should know about the Portfolio before you invest. Please read it carefully.

            Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Assets in the Separate Account are invested in shares of the Portfolio in accordance with allocation instructions received from owners of the Variable Contracts ("Variable Contract Owners"). Variable Contract Owners do not deal directly with the Portfolio to purchase or redeem shares. The allocation rights of Variable Contract Owners are described in the accompanying Separate Account prospectus. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

            This Prospectus should be read in conjunction with the prospectus of the Separate Account. Both prospectuses should be read carefully and retained for future reference.

            The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   Prospectus  1

         Table of Contents

         Summary Information..............................................   3
         Portfolio Summary................................................   4
           Total Return Bond Portfolio....................................   4
         Summary of Principal Risks.......................................   6
         Management of the Portfolio......................................   8
         Investment Options...............................................   9
         Purchases and Redemptions........................................   9
         How Portfolio Shares are Priced..................................  10
         Tax Consequences.................................................  11
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  11
         Financial Highlights.............................................  20
         Appendix A--Description of Securities Ratings.................... A-1

2  PIMCO Variable Insurance Trust

            Summary Information

The table below compares certain investment characteristics of the Portfolio. Other important characteristics are described in the individual Portfolio Summary beginning on page 4. Following the table are certain key concepts which are used throughout the Prospectus.

                                                                                       Non-U.S.
                                                                                       Dollar
                                                                                       Denominated
                                 Main Investments          Duration  Credit Quality(1) Securities(2)
----------------------------------------------------------------------------------------------------
 Intermediate  Total Return Bond Intermediate maturity     3-6 years B to Aaa;         0-20%
 Duration                        fixed income securities             max 10% below Baa
 Bond
 Portfolio
----------------------------------------------------------------------------------------------------

(1) As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, determined by PIMCO to be of comparable quality.
(2) The Portfolio may invest beyond this limit in U.S. dollar-denominated securities. The percentage limitation relates to non-U.S. dollar-denominated securities.

Fixed       The Portfolio invests at least 65% of its assets in "Fixed Income
Income      Instruments," which as used in this Prospectus includes:
Instruments
            . securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
            . corporate debt securities of U.S. and non-U.S. issuers,
              including convertible securities and corporate commercial paper;
            . mortgage-backed and other asset-backed securities;
            . inflation-indexed bonds issued both by governments and
              corporations;
            . structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
            . delayed funding loans and revolving credit facilities;
            . bank certificates of deposit, fixed time deposits and bankers'
              acceptances;
            . repurchase agreements and reverse repurchase agreements;
            . debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
            . obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
            . obligations of international agencies or supranational entities.

Duration Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit      In this Prospectus, references are made to credit ratings of debt
Ratings     securities which measure an issuer's expected ability to pay principal and interest on time. Credit ratings are determined by rating organizations, such as Standard & Poor's Rating Service
            ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by PIMCO:

            . high quality
            . investment grade
            . below investment grade ("high yield securities" or "junk bonds")

             For a further description of credit ratings, see "Appendix A--
            Description of Securities Ratings."

Portfolio   The following summary identifies the Portfolio's investment
Descrip-    objective, principal investments and strategies, principal risks,
tions,      performance information and fees and expenses. A more detailed
Performance "Summary of Principal Risks" describing principal risks of
and Fees    investing in the Portfolio begins after the Portfolio Summary.

             It is possible to lose money on investments in the Portfolio.

             An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

                                                                   Prospectus  3

            PIMCO Total Return Bond Portfolio

--------------------------------------------------------------------------------
Principal     Investment             Portfolio Focus      Credit Quality
Investments   Objective              Intermediate         B to Aaa; maximum
and           Seeks maximum          maturity fixed       10% below Baa
Strategies    total return,          income
              consistent with        securities           Dividend Frequency
              preservation of                             Declared daily and
              capital and            Average Portfolio    distributed monthly
              prudent                Duration
              investment             3-6 years
              management

            The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

             The Portfolio invests primarily in investment grade debt
            securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

             The Portfolio may invest all of its assets in derivative
            instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Portfolio, which
Risks       could adversely affect its net asset value, yield and total return, are:

              .  Interest Rate       .  Derivatives         .  Currency Risk
                 Risk                   Risk                .  Leveraging
              .  Credit Risk         .  Liquidity Risk         Risk
              .  Market Risk         .  Mortgage Risk       .  Management
              .  Issuer Risk         .  Foreign                Risk
                                        Investment
                                        Risk

            Please see "Summary of Principal Risks" following the Portfolio Summary for a description of these and other risks of investing in the Portfolio.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information to its right show performance of the Portfolio's Administrative Class Shares. The bar chart and table do not reflect Variable Contract fees and expenses. If they did, performance would have been lower. Past performance is no guarantee of future results.

4  PIMCO Variable Insurance Trust

            Calendar Year Total Returns -- Administrative Class

               [BAR CHART OF TOTAL RETURN BOND               Highest and Lowest Quarter Returns
                   PORTFOLIO APPEARS HERE]                   (for periods shown in the bar chart)
                                                             ------------------------------------
                    '98      '99      '00                    Highest (3rd Qtr. '98)         5.43%
                    ----     ----    -----                   ------------------------------------
                    8.61%   -0.58%   10.15%                  Lowest (2nd Qtr. '99)        (0.94%)
                        Annual Report

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/00)

                                                               Since
                                                               Inception
                                                1 Year         (4/10/00)(2)
            ---------------------------------------------------------------
            Institutional Class                 --             7.82%
            ---------------------------------------------------------------
            Lehman Aggregate Bond Index(1)      11.63%         9.22%
            ---------------------------------------------------------------

            (1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (2) The Institutional Class shares commenced operations on
                4/10/00. Index comparisons began on 3/31/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class shares of the Portfolio and do not
of the      reflect Variable Contract fees and expenses:
Portfolio
            Shareholder Fees (fees paid directly from your investment)     None

            Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


                                                            Total Annual
                          Advisory   Service   Other        Portfolio Operating
         Share Class      Fees       Fees      Expenses(1)  Expenses
         ----------------------------------------------------------------------
         Institutional    0.25%      None      0.25%        0.50%
         ----------------------------------------------------------------------

            (1) "Other Expenses" reflect a 0.25% administrative fee.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class         Year 1        Year 3        Year 5         Year 10
         ----------------------------------------------------------------------
         Institutional       $51           $160          $280           $628
         ----------------------------------------------------------------------

                                                                   Prospectus  5

            Summary of Principal Risks

            The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's portfolio as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective.

Interest    As interest rates rise, the value of fixed income securities held
Rate Risk   by the Portfolio are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit      The Portfolio could lose money if the issuer or guarantor of a
Risk        fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Market      The market price of securities owned by the Portfolio may go up or
Risk        down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity   Liquidity risk exists when particular investments are difficult to
Risk        purchase or sell. The Portfolio's investments in illiquid
            securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Derivatives are financial contracts whose value depends on, or is
Risk derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks

6  PIMCO Variable Insurance Trust
            associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Foreign     The Portfolio may invest in foreign securities and may experience
(Non-       more rapid and extreme changes in value than a portfolio that
U.S.)       invests exclusively in securities of U.S. companies. The
Investment  securities markets of many foreign countries are relatively small,
Risk        with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Currency    If the Portfolio invests directly in foreign currencies or in
Risk        securities that trade in, and receive revenues in, foreign (non-
            U.S.) currencies it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

             Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Mortgage    When the Portfolio purchases mortgage-related securities it is
Risk        subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities it may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Leveraging  Certain transactions may give rise to a form of leverage. Such
Risk transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management  The Portfolio is subject to management risk because it is an
Risk actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                                                                   Prospectus  7

            Management of the Portfolio

Investment  PIMCO serves as investment adviser and the administrator (serving
Adviser     in its capacity as administrator, the "Administrator") for the
and         Portfolio. Subject to the supervision of the Board of Trustees,
Adminis-    PIMCO is responsible for managing the investment activities of the
trator      Portfolio and the Portfolio's business affairs and other
            administrative matters.

             PIMCO's address is 840 Newport Center Drive, Suite 300, Newport
            Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2000, PIMCO had approximately $215 billion in assets under management.

Advisory    The Portfolio pays PIMCO fees in return for providing investment
Fee         advisory services. For the fiscal year ended December 31, 2000, the Portfolio paid monthly advisory fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Portfolio) of 0.25%.

Adminis-    The Portfolio pays for the administrative services it requires
trative     under a fee structure which is essentially fixed. Shareholders of
Fee         the Portfolio pay an administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

             For the fiscal year ended December 31, 2000, the Portfolio paid
            PIMCO monthly administrative fees at the annual rate of 0.25%.

             PIMCO may use its assets and resources, including its profits from advisory or administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing information about the Trust and the Portfolio, the delivery of Trust documents, and other services. Any such payments are made by PIMCO and not by the Trust and PIMCO does not receive any separate fees for such expenses.

             PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Institutional Class shares to the extent that they would exceed, due to the payment of organizational expenses and Trustees' fees, the total portfolio operating expenses specified for the Portfolio in the table identifying the Portfolio's annual portfolio operating expenses in its Portfolio Summary. PIMCO may recoup these waivers and reimbursements, for a period not to exceed three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual  The table below provides information about the portfolio manager
Portfolio   responsible for management of the Portfolio, including his
Manager     occupation for the past five years.

         Portfolio
         Manager          Since   Recent Professional Experience
         -----------------------------------------------------------------------------------------------------
         William H. Gross 12/97*  Managing Director, Chief Investment Officer and a founding partner of PIMCO.

            -------
            * Since inception of the Portfolio.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors L.P. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

8  PIMCO Variable Insurance Trust

            Investment Options--
            Institutional Class Shares

            Effective April 1, 2000, the Trust offers investors Institutional Class and Administrative Class shares of the Portfolio. On that date, outstanding shares of the Trust were designated Administrative Class Shares. The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Portfolio shares.

              . Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

            Purchases and Redemptions

Purchasing  Investors do not deal directly with the Portfolio to purchase and
Shares redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

             As of the date of this Prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context. Shares of the Portfolio are purchased at the net asset value ("NAV") per share after receipt of a purchase order.

             While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

             The Trust and its distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, or to redeem shares, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The

                                                                   Prospectus  9
            sale of shares will be suspended when trading on the New York
            Stock Exchange is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

Redeeming   Shares may be redeemed without charge on any day that the net
Shares      asset value is calculated. All redemption orders are effected at the net asset value per share next determined after a redemption request is received. Payment for shares redeemed normally will be made within seven days.

             Redemptions of Portfolio shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

            How Portfolio Shares Are Priced

            The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

             Portfolio shares are valued at the close of regular trading
            (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

10 PIMCO Variable Insurance Trust

             In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            Tax Consequences

            The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Portfolio intends to distribute each year substantially all of its net income and gains.

             The Portfolio also intends to comply with diversification
            requirements imposed by regulations under Section 817(h) of the Internal Revenue Code, as amended. Compliance with these diversification rules generally will limit the ability of the Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer), or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

             If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

             Please refer to the prospectus for the Separate Account and
            Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account. See "Additional Information--Additional Tax Information" in the Portfolio's Statement of Additional Information for more information on taxes.

            Characteristics and Risks of
            Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Securities  The Portfolio seeks maximum total return. The total return sought
Selection   by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

             In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques.

                                                                   Prospectus 11

            The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. and foreign economies, the financial markets and other factors.

             PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

U.S. Gov-   U.S. Government securities are obligations of and, in certain
ernment     cases, guaranteed by, the U.S. Government, its agencies or
Securities  government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.

Muncipal    Municipal bonds are generally issued by states and local
Bonds       governments and their agencies, authorities and other
            instumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations. The
            Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-   The Portfolio may invest all of its assets in mortgage- and asset-
Related     backed securities. Mortgage-related securities include mortgage
and Other   pass-through securities, collateralized mortgage obligations
Asset-      ("CMOs"), commercial mortgage-backed securities, mortgage dollar
Backed      rolls, CMO residuals, stripped mortgage-backed securities
Securities  ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

             The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

             One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Portfolio may invest in other asset-backed securities that have been offered to investors.

12 PIMCO Variable Insurance Trust

Loan        The Portfolio may invest in fixed- and floating-rate loans, which
Participa-  investments generally will be in the form of loan participations
tions       and assignments of portions of such loans. Participations and
and         assignments involve special types of risk, including credit risk,
Assignments interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate   Corporate debt securities are subject to the risk of the issuer's
Debt        inability to meet principal and interest payments on the
Securities  obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High        Securities rated lower than Baa by Moody's Investors Service, Inc.
Yield       ("Moody's") or lower than BBB by Standard & Poor's Ratings
Securities  Services ("S&P") are sometimes referred to as "high yield" or
            "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.
            High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

             Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this Prospectus describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

             The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Variable    Variable and floating rate securities provide for a periodic
and         adjustment in the interest rate paid on the obligations. The
Floating    Portfolio may invest in floating rate debt instruments
Rate        ("floaters") and engage in credit spread trades. While floaters
Securities  provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may not invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

Inflation-  Inflation-indexed bonds are fixed income securities whose
Indexed     principal value is periodically adjusted according to the rate of
Bonds       inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

                                                                   Prospectus 13

             The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-      The Portfolio may invest in "event-linked bonds," which are fixed
Linked      income securities for which the return of principal and payment of
Bonds       interest is contingent on the non-occurrence of a specific
            "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Convertible The Portfolio may invest in convertible securities. Convertible
and         securities are generally preferred stocks and other securities,
Equity      including fixed income securities and warrants, that are
Securities  convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

             While the Portfolio intends to invest primarily in fixed income securities, it may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

             Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign     Investing in the securities of issuers in any foreign country
(Non-U.S.) involves special risks and considerations not typically associated Securities with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved for Portfolio investments in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S.
            economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.
            Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.
            Investments in foreign securities may also involve higher custodial costs than domestic investments and additional

14 PIMCO Variable Insurance Trust
            transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

             The Portfolio also may invest in sovereign debt issued by
            governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

              . Emerging Market Securities. The Portfolio may invest up to 10%
            of its assets in securities of issuers based in countries with developing (or "emerging market") economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging markets securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign     Portfolio investments in foreign currencies or in securities that
(Non-U.S.) trade in, or receive revenues in, foreign currencies will be Currencies subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local
            European currencies. These and other currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

              . Foreign Currency Transactions. If the Portfolio invests in securities denominated in foreign currencies it may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of

                                                                   Prospectus 15
            the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency
            (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase The Portfolio may enter into repurchase agreements, in which the Agreements Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     The Portfolio may enter into reverse repurchase agreements and
Repurchase dollar rolls, subject to the Portfolio's limitations on Agreements, borrowings. A reverse repurchase agreement or dollar roll involves
Dollar      the sale of a security by the Portfolio and its agreement to
Rolls and   repurchase the instrument at a specified time and price, and may
Other       be considered a form of borrowing for some purposes. The Portfolio
Borrowings  will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

             The Portfolio may borrow money to the extent permitted under the
            Investment Company Act of 1940 ("1940 Act"), as amended. This means that, in general, the Portfolio may borrow money from banks for any purpose on a secured basis in an amount up to 1/3 of the Portfolio's total assets. The Portfolio may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             The Portfolio's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

             Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

16 PIMCO Variable Insurance Trust
            understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk. Liquidity risk exists when a particular
            derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leverage Risk. Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Delayed     The Portfolio may also enter into, or acquire participations in,
Funding     delayed funding loans and revolving credit facilities, in which a
Loans and   lender agrees to make loans up to a maximum amount upon demand by
Revolving   the borrower during a specified term. These commitments may have
Credit      the effect of requiring the Portfolio to increase its investment
Facilities  in a company at a time when it might not otherwise decide to do so
            (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the

                                                                   Prospectus 17

            Portfolio is committed to advance additional funds, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-       The Portfolio may purchase securities which it is eligible to
Issued,     purchase on a when-issued basis, may purchase and sell such
Delayed     securities for delayed delivery and may make contracts to purchase
Delivery    such securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Trans-      settlement date. This risk is in addition to the risk that the
actions     Portfolio's other assets will decline in the value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated to cover these positions.

Investment  The Portfolio may invest up to 10% of its assets in securities of
in Other    other investment companies, such as closed-end management
Investment investment companies, or in pooled accounts or other investment Companies vehicles which invest in foreign markets. As a shareholder of any investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

             Subject to the restrictions and limitations of the 1940 Act, the
            Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Portfolio.

Short       The Portfolio may make short sales as part of its overall
Sales       portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. The Portfolio making a short sale must segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.

Illiquid    The Portfolio may invest up to 15% of its net assets in illiquid
Securities  securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.
            However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of    For the purpose of achieving income, the Portfolio may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral.
            Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The
            Portfolio may pay lending fees to a party arranging the loan.

18 PIMCO Variable Insurance Trust

Portfolio   The length of time the Portfolio has held a particular security is
Turnover    not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely effect the Portfolio's performance.

Temporary   For temporary or defensive purposes, the Portfolio may invest
Defensive   without limit in U.S. debt securities, including taxable
Positions   securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes     The investment objective of the Portfolio is fundamental and may
in          not be changed without shareholder approval. Unless otherwise
Investment stated, all other investment policies of the Portfolio may be Objectives changed by the Board of Trustees without shareholder approval. and
Policies

Percentage Unless otherwise stated, all percentage limitations on Portfolio Investment investments listed in this Prospectus will apply at the time of Limitations investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Portfolio may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Portfolio to additional risks. Please see the
            Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolio.

                                                                   Prospectus 19

            Financial Highlights

            The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the period of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class of shares of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent auditors. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

                     Net Asset             Net Realized  Total Income Dividends  Dividends in  Distributions Distributions
Year or                Value      Net     and Unrealized (Loss) from   from Net  Excess of Net   from Net    in Excess of
Period               Beginning Investment Gain (Loss) on  Investment  Investment  Investment     Realized    Net Realized
Ended                of Period Income(b)  Investments(b)  Operations    Income      Income     Capital Gains Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Total Return
 Institutional Class
 12/31/2000(a)         $9.50     $0.45        $0.27         $0.72       $(0.45)      $0.00         $0.00         $0.00

-------
(a) Commenced operations on April 10, 2000.
(b) Per share amounts based on average number of shares outstanding during the period.

20 PIMCO Variable Insurance Trust

                                                                     Ratio of Net
Tax Basis                 Net Asset          Net Assets   Ratio of     Investment
 Return                     Value               End      Expenses to   Income to   Portfolio
   of          Total         End     Total   of Period     Average      Average    Turnover
 Capital   Distributions  of Period  Return   (000's)    Net Assets    Net Assets    Rate
-------------------------------------------------------------------------------------------
  $0.00       $(0.45)      $9.77     7.82%     $625        0.50%*         6.48%      415%

-------
*   Annualized.

                                                                   Prospectus 21

            Appendix A
            Description of Securities Ratings

            The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Portfolio's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

             High Quality Debt Securities are those rated in one of the two lightest rating categories (the hightest category for commercial pages) or, if unrated, deemed comparable by PIMCO.

             Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

             Below Investment Grade High Yield Securities ("Junk Bonds") are
            those rated lower than Baa by Moody's or BBB by S&P and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

             Following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's     Corporate and Municipal Bond Ratings
Investors
Service,     Aaa: Bonds which are rated Aaa are judged to be of the best
Inc.        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

             A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

             Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1  PIMCO Variable Insurance Trust

             Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate   Moody's short-term debt ratings are opinions of the ability of
Short-      issuers to repay punctually senior debt obligations which have an
Term Debt   original maturity not exceeding one year. Obligations relying upon
Ratings     support mechanisms such as letters of credit and bonds of
            indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

             PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

             NOT PRIME: Issuers rated Not Prime do not fall within any of the
            Prime rating categories.

Standard    Corporate and Municipal Bond Ratings Investment Grade
& Poor's
Ratings      AAA: Debt rated AAA has the highest rating assigned by Standard &
Services    Poor's. Capacity to pay interest and repay principal is extremely strong.

             AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

             A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                                                  Prospectus A-2

             BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            Speculative Grade

             Debt rated BB, B, CCC, CC, and C is regarded as having
            predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

             BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

             B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

             CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

             CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

             C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

             CI: The rating CI is reserved for income bonds on which no interest is being paid.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

             Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

             Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

             r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such

A-3   PIMCO Variable Insurance Trust
            obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

             The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

             N.R.: Not rated.

             Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial  A Standard & Poor's commercial paper rating is a current
Paper       assessment of the likelihood of timely payment of debt having an
Rating      original maturity of no more than 365 days. Ratings are graded
Definitions into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

             A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B: Issues rated B are regarded as having only speculative
            capacity for timely payment.

             C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

             D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

             A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                                                  Prospectus A-4

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Variable    PIMCO, 840 Newport Center Drive, Suite 300, Newport Beach, CA
Insurance   92660
Trust

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C.
            20006

            -------------------------------------------------------------------

The Trust's         You may get free     You may review
Statement of        copies of any of     and copy informa-
Additional          these materials,     tion about the
Information         request other        Trust, including
("SAI") and         information about    its SAI, at the
annual and semi-    the Portfolio, or    Securities and
annual reports to   make shareholder     Exchange
shareholders        inquiries by         Commission's
include             calling the Trust    public ref-
additional          at 1-800-927-4648    erence room in
information about   or by writing to:    Washington, D.C.
the Portfolio.                           You may call the
The SAI and the     PIMCO Variable       Commission at 1-
financial           Insurance Trust      202-942-8090 for
statements          840 Newport          information about
included in the     Center Drive         the operation of
Portfolio's most    Suite 300            the public
recent annual       Newport Beach, CA    reference room.
report to           92660                You may also
shareholders are                         access reports
incor-porated by                         and other
reference into                           informa- tion
this Prospectus,                         about the Trust
which means they                         on the
are part of this                         Commission's Web
Prospectus for                           site at
legal purposes.                          www.sec.gov. You
The Portfolio's                          may get copies of
annual report                            this information,
discusses the                            with payment of a
market condi-                            duplication fee,
tions and                                by writing the
investment                               Public Reference
strategies that                          Section of the
significantly                            Commission,
affected the                             Washington, D.C.
Portfolio's                              20549-0102, or by
performance                              e-mailing your
during its last                          request to
fiscal year.                             publicinfo@sec.gov.
                                         Reference the
                                         Trust's
                                         Investment
                                         Company Act file
                                         number in your
                                         correspondence.



 Investment Company Act file no. 811-8399

P  I  M  C  O
-------------
    F U N D S

PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660